Exhibit 99.2

 2017 Annual Shareholders Meeting  May 17, 2017  Exhibit 99.2

 Chairman’s Report  William M. Gottwald,Chairman of the Board  1  2017 Annual Shareholders Meeting

 Election of Directors  John D. Gottwald  Thomas G. Snead, Jr.  Kenneth R. Newsome  Gregory A. Pratt  Carl E. Tack, III  John M. Steitz  2  2017 Annual Shareholders Meeting

 Chairman’s Report  George Newbill  3  2017 Annual Shareholders Meeting

    John D. Gottwald  4  2017 Annual Shareholders Meeting

 5  Tredegar Safety Performance  George has driven improved safety  AluminumExtrusions4.9  PE Films 4.7  * Five year average for respective industries through 2015  5 Year Industry Average*  2017 Annual Shareholders Meeting

 Forward Looking Statements & Non-GAAP Measures  Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2016, as amended, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under “Supplemental Information” in this presentation and is available on the company’s website at www.tredegar.com under “Investors”.The presentation speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.  6  2017 Annual Shareholders Meeting

 Update on Polyethylene Films John Gottwald, President and Chief Executive OfficerBonnell and Acquisition of Futura Brook Hamilton, President Bonnell AluminumTredegar Financial Report Drew Edwards, Vice President and Chief Financial OfficerQuestions  7  Agenda  2017 Annual Shareholders Meeting

 8  2016 Tredegar Segment Net Sales ($799M)  2017 Annual Shareholders Meeting

 Power of Innovation  9  2017 Annual Shareholders Meeting

 10  Increasing Demands on Supply Chain        TREDEGAR        AMAZONWALMART  P&GJ&J  DOWEXXON  Channel to Customers  Brand Products  Basic Materials  Components  2017 Annual Shareholders Meeting

 Personal Care Successes  11  2017 Annual Shareholders Meeting

 12  Continuous Improvement: Customer-Driven Defect Reduction   Surface Science Progress in Defect Size Reduction  Defect Size  2010  2017    2017 Annual Shareholders Meeting

   PE Films R&D Expenditures ($M)  13  2017 Annual Shareholders Meeting

 Bonnell and Acquisition of Futura   Brook HamiltonPresident of Bonnell Aluminum  14  2017 Annual Shareholders Meeting

 15  Profitability Since Recession  2017 Annual Shareholders Meeting  * EBIT is operating profit from ongoing operations for Tredegar’s Aluminum Extrusions business segment

Organic Growth – Adding Capacity

Automotive Press
Newnan, Georgia



Installed February 2014
Capital Cost – $15M*
Capacity – 15M lbs

Press #3
Niles, Michigan



Installed May 2017
Capital Cost - $18M*
Capacity – 15M lbs

* Including building expansion

2017 Annual Shareholders Meeting

16

Futura Industries, Clearfield, Utah  17  2017 Annual Shareholders Meeting

 OEM  Solar  Commercial  TSLOTS  Markets Served by Futura  18  2017 Annual Shareholders Meeting

     Exercise Equipment  Mounting Systems  Shower Door  Transportation  Machine Guarding  Marine  Products by Futura  19  2017 Annual Shareholders Meeting

 Continued Diversification   20  2010 Sales $200M(Before AACOA & Futura Acquisitions)  2016 Sales $437M(Including AACOA & Futura)  2017 Annual Shareholders Meeting

 Continued growth trends in key marketsRecent upgrades in capacity and quality capabilities in anodizing and paint enhance market positionCommitment to value-added solutions to better serve customersEnhanced technical support for customers  Aluminum Extrusions: Outlook  21     2017 Annual Shareholders Meeting

 Moving Forward  DiversifyValue-AddInnovate  22  2017 Annual Shareholders Meeting

 Tredegar Financial Report  D. Andrew Edwards, Vice President & CFO  23  2017 Annual Shareholders Meeting

 24  Purchase price of $92 million Funded with Tredegar debt (drawdown of revolving credit facility)Tredegar’s post-acquisition debt at March 31, 2017 was $193 millionLeverage Ratio increased from 1.4x before Futura to 2.4x with Futura  Impact of Futura on Tredegar’s Balance Sheet     2017 Annual Shareholders Meeting

 25  Impact of Futura on Tredegar’s P&L     2017 Annual Shareholders Meeting

 26     Bridge of Tredegar Ongoing EPS Q1-16 to Q1-17($ Millions Except EPS Data)  2017 Annual Shareholders Meeting  * Computed as change in profit or expenses for period, net of tax, divided by average diluted shares outstanding

 27  2016 Tredegar Segment Net Sales ($799M)  2017 Annual Shareholders Meeting

 28  Profitability Since Recession  2017 Annual Shareholders Meeting  * EBIT is operating profit from ongoing operations for Tredegar’s Aluminum Extrusions business segment

 Q&A  May 17, 2017

 30    GAAP to Non-GAAP Reconciliations

 31    GAAP to Non-GAAP Reconciliations

 32    GAAP to Non-GAAP Reconciliations

 33    GAAP to Non-GAAP Reconciliations